UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2018

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in March 2017, the Compensation Committee and the independent members of Intrexon Corporation’s (“Intrexon”) Board of Directors (the “Board”) approved the continuation of Randal J. Kirk’s compensation arrangement through March 31, 2018, pursuant to which he receives as compensation a payment of $200,000 per month in fully-vested shares of Intrexon Common Stock pursuant to the terms of a Restricted Stock Unit Agreement, effective as of April 1, 2017, by and between Intrexon and Mr. Kirk (the “RSU Agreement”). The RSU Agreement, which is further described in Intrexon’s proxy statement for the 2017 annual meeting of shareholders, had a term of twelve months and expires on March 31, 2018.

In connection with the expiration of the RSU Agreement, effective as of April 1, 2018, the Compensation Committee and the independent members of the Board approved the continuation of Mr. Kirk’s compensation arrangement for an additional twelve months until March 31, 2019. Under this arrangement, Mr. Kirk will receive as compensation a payment of $200,000 per month, which payment will be made in fully-vested shares of Intrexon Common Stock subject to a three-year lockup on resale from the date of issuance. The shares of Common Stock will be valued based on the last trading day of the applicable month and will be issued pursuant to the terms of a new Restricted Stock Unit Agreement (the “New RSU Agreement”), effective as of April 1, 2018, under the Intrexon 2013 Omnibus Incentive Plan, as amended. The terms of the New RSU Agreement are identical to the RSU Agreement except that it expires on March 31, 2019.

The foregoing description of the New RSU Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the New RSU Agreement which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Intrexon Corporation 2013 Amended and Restated Omnibus Incentive Plan, as amended, Restricted Stock Unit Agreement, by and between Intrexon Corporation and Randal J. Kirk, effective as of April 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2018

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer